--------------------------
                                                        THE LIPPER FUNDS, INC.
                                                      --------------------------

                                                    LIPPER HIGH INCOME BOND FUND
                                                         LIPPER U.S. EQUITY FUND
                                                 PRIME LIPPER EUROPE EQUITY FUND

Annual Report
================================================================================
                                                               December 31, 1996

                             -----------------------
                                TABLE OF CONTENTS
                             -----------------------

Shareholder's Letter ..................................................    1-7

Portfolio of Investments
  Lipper High Income Bond Fund ........................................   8-13
  Lipper U.S. Equity Fund .............................................     14
  Prime Lipper Europe Equity Fund .....................................  15-18

Statement of Assets and Liabilities ...................................     19

Statement of Operations ...............................................     20

Statement of Changes in Net Assets ....................................     21

Financial Highlights
  Lipper High Income Bond Fund ........................................     22
  Lipper U.S. Equity Fund .............................................     23
  Prime Lipper Europe Equity Fund .....................................     24

Notes to Financial Statements .........................................  25-29

Report of Independent Accountants .....................................     30

Tax Information .......................................................     30

THE LIPPER FUNDS, INC.                                             ANNUAL REPORT
                                                               December 31, 1996

Dear Shareholder:

     We are pleased to present the first Annual Report for The Lipper Funds, Inc. for the fiscal period ended December 31, 1996. During the first six months of the year, The Lipper Funds successfully funded and launched three investment portfolios--The Lipper U.S. Equity Fund, The Lipper High Income Bond Fund and The Prime Lipper Europe Equity Fund--as regulated investment companies. Each Fund is made available to individual, institutional and group retirement plan investors through a separate class of shares. This report presents the financial statements of The Lipper Funds since commencement of their status as investment companies in 1996, and reviews the performance of each of the Funds (including, where applicable, predecessor partnerships) for the fiscal period ended December 31, 1996.

Funding of the Investment Portfolios:

     The Lipper U.S. Equity Fund was funded on January 2, 1996 by an initial cash investment. Both the Lipper High Income Bond Fund and Prime Lipper Europe Equity Fund were funded on April 1, 1996 with an in-kind transfer of securities from their predecessor limited partnerships managed by Lipper & Company, L.P. and Prime Lipper Asset Management, respectively. In exchange for their limited partnership interests, each limited partner received Premier Shares in the respective new mutual fund portfolio equal to their previous limited partnership interest.

     The Lipper High Income Bond Fund and the Prime Lipper Europe Equity Fund were designed to mirror the former limited partnerships--with identical investment objectives and management teams. These new mutual fund portfolios are being managed in the same manner as their predecessor limited partnerships. As a result, the performance information presented for these Funds includes the use of the historical performance records relating to the predecessor limited partnerships.

     Assets under management increased in all three Funds during 1996: The U.S. Equity Fund increased from total net assets of $10.1 million on January 2, 1996 to $16.2 million on December 31, 1996; The Lipper High Income Bond Fund grew from $74.5 million on April 1, 1996 to $106 million in total net assets as of December 31, 1996; and the Prime Lipper Europe Equity Fund increased from $47.2 million on April 1, 1996 to $63.7 million on December 31, 1996.

PERFORMANCE AND PORTFOLIO REVIEW

     Performance as discussed herein reflects the performance of each Fund's Premier class of shares. Performance for the Funds' Retail and Group Retirement Plan Shares (illustrated on pages 5-7) differs from Premier Shares performance due the higher class specific expenses associated with the Retail and Group Retirement Plan classes of shares.

The Lipper High Income Bond Fund

     The High Income Bond Fund seeks high current income by investing in a diversified portfolio of quality, high yield, intermediate-term bonds rated BBB to B-. The Fund seeks to simultaneously manage risk through in-depth credit analysis and portfolio diversification, and by focusing its investments in short-to-intermediate term maturities.

     In 1996, high yield investors benefited from continued strength in the U.S. economy coupled with strong investor demand, and a low inflation, low interest rate environment. Bond prices which suffered during the first half of the year, rebounded during the second half as fears of inflation and rising interest rates dissipated. High yield investors additionally benefited from the low interest rate environment in the form of strong investor demand, as many investors crossed over to high yield investments from investment grade issues in search of incremental yield.

     The Lipper High Income Bond Fund (including its predecessor partnership) fared well in this environment, generating a total return for the twelve months ended December 31, 1996 of 11.0%. The Fund performed well against its benchmark index, the Lehman Intermediate BB Index, which generated a 9.40% return. During the period, the

Fund benefited from a number of factors including price appreciation resulting from several credit upgrades, merger activity associated with particular holdings, and in more general terms, from the improved earnings and credit outlook related to the strength of the overall economy. During 1996, the Fund also benefited from its participation in a number of the quality new issues which came to market.

     Our outlook for The High Income Bond Fund remains positive, as the outlook for moderate economic growth and resultant growth in corporate earnings remains favorable. We believe inflation should not present a major threat to bond investors over the next year, and interest rates should stay at or near current levels.

     In 1997, the Fund will continue to pursue its investment strategy of adding value by investing and trading issues which, based upon internal analysis, offer attractive yields compared to their official credit rating or market perceptions. For the year ahead, we expect to shorten the duration of the portfolio as spreads for longer dated paper have tightened significantly. New investments will likely be concentrated in shorter-term credits which currently offer more attractive yield spreads and reduce the portfolio's exposure to changes in interest rates. The Fund will also look to increase its exposure to select, well-positioned companies within a number of industries which have recently come under pressure.

The Lipper U.S. Equity Fund

     The Lipper U.S. Equity Fund employs a value-oriented investment strategy seeking long-term capital appreciation in the United States equity markets. The Fund seeks to accomplish its objective by investing primarily in companies with market capitalizations in excess of $500 million which, in our opinion, are currently undervalued by the investment community.

     The Lipper U.S. Equity Fund generated a total return of 19.81% for the period ended December 31, 1996. For comparison purposes, the S&P 500 Index had a total return of 22.96% for the same period.

     U.S. equity investors experienced another good year in 1996 as the equity markets posted record highs throughout most of the second half of the year. Stock prices were propelled to new highs based on a number of factors, including evidence of continued moderate economic growth, achieved without evidence of inflationary pressures, strong consumer confidence, and positive corporate earnings. Blue chip, large capitalization stocks, in particular, benefited from strong demand as investors continued to pour record levels of capital into U.S. equity mutual funds.

     Given the record valuations for U.S. stocks, both at the beginning, and throughout most of the year, we took a cautious approach to investing the U.S. Equity Fund's initial capital in 1996 and strictly adhered to our investment discipline of selecting only those issues which offered attractive earnings growth prospects at a "reasonable" price. This strategy resulted in a cash and marketable securities position which averaged approximately 39% for the period ended December 31, 1996.

     Despite our conservative approach, the Fund performed well during the period due to its primary focus on well-positioned companies within the financial services, telecommunications, and technology sectors. The Fund particularly benefited from its largest single position held for the period, IBM, which increased from $91 per share in January 1996 to over $151 at the end of December 1996 due to an improved earnings outlook and below market average valuation.

     The environment for U.S. stocks continues to appear positive in several key areas, including moderate economic growth, low interest rates, strong consumer confidence and continued strong capital inflows into the equity markets. We remain cautiously optimistic about the U.S. market as a whole over the next year. However, based on current prices, we believe that the U.S. benchmark valuations in large part reflect an optimistic outlook for corporate earnings. Disappointing news in the form of inflation or less than stellar corporate earnings reports will challenge the new trading levels established for most large capitalization U.S. stocks.

     The U.S. Equity Fund's current holdings continue to reflect our value orientation, representing primarily large capitalization companies which we believe have excellent long-term earnings prospects, even in the current market environment.

     As of December 31, 1996, the Fund remains overweighted relative to the S&P 500 Index in the telecommunications, banking, technology and basic materials industry groups. We believe that these select holdings will over time, reflect their inherent value as they benefit from both strong industry specific fundamentals, and company specific initiatives intended to improve revenues and operating efficiencies.

The Prime Lipper Europe Equity Fund

     The Prime Lipper Europe Equity Fund seeks long-term capital appreciation through investment in a diversified portfolio consisting primarily of widely-traded, large capitalization European growth stocks. The Fund's investments are selected according to a highly disciplined and structured investment process which targets companies offering the potential for strong earnings growth and capital appreciation. Investments are selected based on a number of criteria including financial strength, competitive position, product lines, and services offered.

     During 1996, European equity markets posted attractive returns for U.S. investors, reflecting a positive environment for European stocks. Factors which contributed to this environment included ongoing economic recovery, a general improvement in corporate earnings, low inflation rates, and lower interest rates across the region. The Prime Lipper Europe Equity Fund performed well in this environment, generating a total return of 2l .92% for the twelve months ended December 31, 1996. The Fund's performance compared favorably to its benchmark, the Morgan Stanley Capital International ("MSCI") Europe Index which posted a total return of 21.57% for the same period. The Fund outperformed its benchmark during the period due to stock selection as opposed to sector or country allocation. U.S. dollar-based performance was strong for the year despite a continued strengthening of the U.S. dollar against most European currencies.

     Based on the progressive changes occurring today, we believe that the European markets have only just begun to reflect the positive long-term expectations for European Monetary Union and the forthcoming economic development and integration of the region. In the race toward European Unity, each country is restructuring its social security system, increasing flexibility in its labor markets, and reducing state ownership in key industries. Interest rates are expected to decline further before leveling off, particularly in those countries where the rates set to finance government debt are being drastically reduced.

     In 1997, European stock markets should continue to benefit from a favorable environment for stocks including continued, non-inflationary economic growth, a general downward trend in interest rates, and a positive outlook for corporate earnings growth. Corporate earnings growth is currently projected to slightly outpace that of the U.S. as European companies address the changing competitive environment through medium to long term plans of capital investment and restructuring. In addition, on a price to earnings basis, Europe is currently trading at a lower value than the U.S. market.

     The Prime Lipper Europe Equity Fund continues to focus its investments on companies with high growth prospects in a sound financial position. We target those companies which offer competitive products or services, leading market share, and competent management which we believe will produce stable and visible earnings growth, superior to the market average.

     Going forward, competition, both regionally and globally will play an increasing role in European corporate profits and earnings growth. As a result, the Fund is focusing on select European companies offering advanced and innovative products and services such as telecommunications and pharmaceuticals, which we believe can successfully compete on both a regional and global basis. The Fund is also invested in well-positioned data processing, communications, infrastructure and outsourcing companies which we believe are currently undergoing corporate restructuring in order to improve efficiency in operations and production.

     The Fund's country allocation decisions typically reflect the equity market capitalization across the region, with the United Kingdom representing the largest allocation at approximately 36%. Given our outlook for 1997, the Fund is slightly over-weighting its allocation to Germany and Italy, which we believe offer the strongest growth prospects.

     We believe the prospects for the Prime Lipper Europe Equity Fund are positive. The Fund is well-positioned in strong growth stocks which should benefit from both the advancing economic cycle and Europe's progress toward economic and political unity.

     The Advisor: The Prime Lipper Europe Equity Fund has been managed since its inception as a limited partnership by Prime Lipper Asset Management, a joint venture between Lipper & Company and Prime S.p.A., an Italian asset management firm.

     As discussed in the recent proxy statement submitted to shareholders of the Fund, Prime S.p.A. was recently sold by its parent company, Fiat S.p.A. to Assicurazioni Generali S.p.A., Italy's largest insurance company. The sale resulted in an indirect change of control of the investment advisor under the Investment Company Act of 1940, which governs the Fund's operations. It is expected that this change of control at the parent level will have no material effect on the organization, day-to-day management, or operations of Prime Lipper Asset Management, or its services as investment advisor to the Fund. We appreciate Fiat's commitment to Prime Lipper Asset Management over the years and look forward to a positive new relationship with Generali.

In Conclusion:

     The Lipper Funds remain dedicated to superior long-term results, which we believe are best achieved by adhering to a rigorous and consistently applied investment strategy designed to generate positive results and protect principal under various market conditions. We hope you find the enclosed report informative. We very much appreciate your participation in The Lipper Funds, and look forward to a successful long-term relationship.

                                       Sincerely,


                                       /s/ Kenneth Lipper


                                       KENNETH LIPPER
                                       President and Chairman of the Board

                  THE LIPPER HIGH INCOME BOND FUND PERFORMANCE

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIODS ENDED DECEMBER 31, 1996*
--------------------------------------------------------------------------------
                                                1 YEAR    SINCE INCEPTION*
--------------------------------------------------------------------------------
         PREMIER SHARES                         11.00%         10.22%
--------------------------------------------------------------------------------
         RETAIL SHARES                          10.82%         10.18%
--------------------------------------------------------------------------------
         GROUP RETIREMENT PLAN SHARES           10.77%         10.17%
--------------------------------------------------------------------------------


                 LIPPER HIGH INCOME BOND FUND--PREMIER SHARES*+

 Comparison of a $10,000 Investment in the Fund with the Lehman Intermediate BB
                                     Index

                            PERIODS ENDED DECEMBER 31


                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]


     + The minimum investment for Premier Shares is $1,000,000.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

     * This chart illustrates comparative performance of $10,000 invested in Premier Shares of The Lipper High Income Bond Fund with the Lehman Intermediate BB Bond Index. The performance information presented reflects performance of a predecessor partnership for the period from commencement of the partnership's investment operations on February 1, 1992 through April 1, 1996, and the performance of the Fund as a registered investment company, for the period April 1, 1996 through December 31, 1996. As a registered investment company under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Fee waivers and reimbursements were in effect in 1996 for the Fund without which total returns would have been lower.

     The Lipper High Income Bond Fund's Retail and Group Retirement Plan Shares were introduced on April 11, and April 12, 1996, respectively. Performance information presented for the Retail and Group Retirement Plan Shares prior to their introduction dates reflects the performance of the Fund's Premier Shares which are not subject to the shareholder servicing or distribution fees borne by these classes of shares. The Fund's performance assumes the reinvestment of all dividends and distributions. Fee waivers and reimbursements are currently in effect for the Fund without which total returns would have been lower.

     The comparative Lehman Intermediate BB Index has not been adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The fees, if reflected, would reduce the performance. The comparative index has been adjusted to reflect reinvestment of dividends and disbursements on securities in the index.

     The Lehman Intermediate BB Index is an unmanaged index comprised of intermediate-term, bonds. Please note that one cannot invest in an unmanaged index.

                     THE LIPPER U.S. EQUITY FUND PERFORMANCE

--------------------------------------------------------------------------------
                                  TOTAL RETURN
                       FOR PERIOD ENDED DECEMBER 31, 1996*
--------------------------------------------------------------------------------
                                                         SINCE INCEPTION*
--------------------------------------------------------------------------------
            PREMIER SHARES                                    19.81%
--------------------------------------------------------------------------------
            RETAIL SHARES                                     19.62%
--------------------------------------------------------------------------------
            GROUP RETIREMENT PLAN SHARES                      19.69%
--------------------------------------------------------------------------------


                    LIPPER U.S. EQUITY FUND--PREMIER SHARES*+

 Comparison of a $10,000 Investment in the Fund with the Standard & Poor's 500
                                     Index

                            PERIOD ENDED DECEMBER 31


                  [GRAPHICAL REPRESENTATION OF MOUNTAIN CHART]


     + The minimum investment for Premier Shares is $1,000,000.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

     * This chart illustrates comparative performance of $10,000 invested in Premier Shares of The Lipper U.S. Equity Fund with the Standard & Poor's ("S&P") 500 Index from the commencement of the Fund's investment operations on January 2, 1996, to December 31, 1996. The Lipper U.S. Equity Fund's Retail and Group Retirement Plan Shares were introduced on January 4, 1996. Performance information presented for the Retail and Group Retirement Plan Shares prior to their introduction dates reflects the performance of the Fund's Premier Shares which are not subject to the shareholder servicing or distribution fees borne by these classes of shares. The Fund's performance assumes the reinvestment of all dividends and distributions. Fee waivers and reimbursements are currently in effect for the Fund without which total returns would have been lower.

     The comparative S&P 500 Index has not been adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The fees, if reflected, would reduce the performance. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

     The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks. Please note that one cannot invest in an unmanaged index.

                 THE PRIME LIPPER EUROPE EQUITY FUND PERFORMANCE

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIODS ENDED DECEMBER 31, 1996*
--------------------------------------------------------------------------------
                                               1 YEAR    SINCE INCEPTION*
--------------------------------------------------------------------------------
        PREMIER SHARES                         21.92%         11.50%
--------------------------------------------------------------------------------
        RETAIL SHARES                          21.78%         11.48%
--------------------------------------------------------------------------------
        GROUP RETIREMENT PLAN SHARES           21.69%         11.46%
--------------------------------------------------------------------------------


                PRIME LIPPER EUROPE EQUITY FUND--PREMIER SHARES*+

    Comparison of a $10,000 Investment in the Fund with the MSCI Europe Index

                            PERIODS ENDED DECEMBER 31


                      [GRAPHICAL REPRESENTAION OF MOUNTAIN}


     + The minimum investment for Premier Shares is $1,000,000.

     Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

     * This chart illustrates comparative performance of $10,000 invested in Premier Shares of The Prime Lipper Europe Equity Fund with the Morgan Stanley Capital International (MSCI) Europe Index. The performance information presented reflects performance of a predecessor partnership for the period from commencement of the partnership's investment operations on January 13, 1992 through April 1, 1996, and the performance of the Fund as a registered investment company for the period from April 1, 1996 through December 31, 1996. As a registered investment company under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the Act and the Internal Revenue Code to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Fee waivers and reimbursements were in effect in 1996 for the Fund without which total returns would have been lower.

     The Prime Lipper Europe Equity Fund's Retail and Group Retirement Plan Shares were introduced on April 11, and April 12, 1996, respectively. Performance information presented for the Retail and Group Retirement Plan Shares prior to their introduction dates reflects the performance of the Fund's Premier Shares which are not subject to the shareholder servicing or distribution fees borne by these classes of shares. The Fund's performance assumes the reinvestment of all dividends and distributions. Fee waivers and reimbursements are currently in effect for the Fund without which total returns would have been lower.

     The comparative MSCI Europe Index has not been adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The fees, if reflected, would reduce the performance of the comparison index quoted. The comparative index has been adjusted to reflect reinvestment of dividends and disbursements on securities in the index.

     The MSCI Europe Index is an unmanaged index comprised of European common equities. Please note that one cannot invest in an unmanaged index.

                          LIPPER HIGH INCOME BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996

                                                         FACE
                                                        AMOUNT         VALUE+
                                                      ----------    ------------
CORPORATE BONDS (87.5%)
AUTO MANUFACTURING & RELATED (4.8%)
   APS, Inc.
    11.875%, 01/15/06 .............................   $1,000,000    $  1,087,500
   Aetna Industries, Inc.
    11.875%, 10/01/06 .............................    1,000,000       1,080,000
   Hayes Wheels International, Inc.
    11.00%, 07/15/06 ..............................    1,250,000       1,362,500
   Speedy Muffler King, Inc.
    10.875%, 10/01/06 .............................    1,000,000       1,075,000
   Walbro Corp., Series B
    9.875%, 07/15/05 ..............................      500,000         513,750
                                                                    ------------
                                                                       5,118,750
                                                                    ------------
BEVERAGES & BOTTLING (0.6%)
 ++Delta Beverage Group
    9.75%, 12/15/03 ...............................      650,000         669,500
                                                                    ------------
CABLE (7.9%)
   Cablevision Systems Corp.
    10.75%, 04/01/04 ..............................    2,000,000       2,075,000
   Comcast Corp.
    10.25%, 10/15/01 ..............................      750,000         800,625
   Fundy Cable Ltd.
    11.00%, 11/15/05 ..............................      750,000         796,875
   Rogers Communications, Inc.
    10.875%, 04/15/04 .............................    1,500,000       1,586,250
   Storer Communications, Inc.
    10.00%, 05/15/03 ..............................    1,000,000       1,005,000
   Telewest Communications plc
    9.625%, 10/01/06 ..............................    1,500,000       1,531,875
   Videotron Ltd.
    10.25%, 10/15/02 ..............................      500,000         533,750
                                                                    ------------
                                                                       8,329,375
                                                                    ------------
CAPITAL GOODS, EQUIPMENT & OTHER MANUFACTURING (5.7%)
   Communications & Power Industries, Series B
    12.00%, 08/01/05 ..............................      625,000         701,562
   IDEX Corp.
    9.75%, 09/15/02 ...............................      250,000         261,250
 ++International Knife & Saw, Inc.
    11.375%, 11/15/06 .............................      800,000         828,000
   Magnetek, Inc.
    10.75%, 11/15/98 ..............................    2,250,000       2,362,500
   Sequa Corp.
    9.625%, 10/15/99 ..............................    1,850,000       1,919,375
                                                                    ------------
                                                                       6,072,687
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1996

                                                         FACE
                                                        AMOUNT         VALUE+
                                                      ----------    ------------
CHEMICALS (2.2%)
   Plastic Specialties and Technologies, Inc.
    11.25%, 12/01/03 ..............................   $1,000,000    $  1,055,000
   Sifto Canada, Inc.
    8.50%, 07/15/00 ...............................    1,250,000       1,243,750
                                                                    ------------
                                                                       2,298,750
                                                                    ------------
COMMERCIAL SERVICES (3.2%)
   Cort Furniture Rental
    12.00%, 09/01/00 ..............................      915,000       1,021,369
   Host Mar Travel Plaza, Class B
    9.50%, 05/15/05 ...............................    1,500,000       1,571,250
 ++Rose Hills Acquisition
    9.50%, 11/15/04 ...............................      750,000         768,750
                                                                    ------------
                                                                       3,361,369
                                                                    ------------
CONSUMER PRODUCTS (4.0%)
   Coty, Inc.
    10.25%, 05/01/05 ..............................      500,000         542,500
   Harman International
    12.00%, 08/01/02 ..............................      300,000         328,500
   Herff Jones, Inc.
    11.00%, 08/15/05 ..............................    1,000,000       1,081,250
   Sealy Corp.
    9.50%, 05/01/03 ...............................    1,045,000       1,055,450
   Selmer Co., Inc.
    11.00%, 05/15/05 ..............................      500,000         547,500
 @ Sola Group Ltd.
    6.00%, 12/15/03 ...............................      750,000         728,437
                                                                    ------------
                                                                       4,283,637
                                                                    ------------
CONTAINER/PACKAGE MANUFACTURING (1.5%)
   Owens-Illinois, Inc.
    10.50%, 06/15/02 ..............................      750,000         796,875
    10.00%, 08/01/02 ..............................      800,000         840,000
                                                                    ------------
                                                                       1,636,875
                                                                    ------------
ENERGY (11.3%)
   AES Corp.
    9.75%, 06/15/00 ...............................    1,225,000       1,275,531
   Coda Energy, Inc.
    10.50%, 04/01/06 ..............................      500,000         531,250
   Ferrell Gas Inc.
    10.00%, 08/01/01 ..............................    1,800,000       1,901,250
   Global Marine, Inc.
    12.75%, 12/15/99 ..............................    1,250,000       1,350,000
   Gulf Canada Resources Ltd.
    9.25%, 01/15/04 ...............................    1,000,000       1,062,500

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1996

                                                         FACE
                                                        AMOUNT         VALUE+
                                                      ----------    ------------
ENERGY (11.3%) (Continued)
   Nuevo Energy Co.
    12.50%, 06/15/02 ..............................    $ 525,000    $    561,750
    9.50%, 04/15/06 ...............................    1,000,000       1,065,000
 ++Parker Drilling Corp.
    9.75%, 11/15/06 ...............................    1,000,000       1,055,000
   United Meridan Corp.
    10.375%, 10/15/05 .............................    1,000,000       1,102,500
   Veritas DGC, Inc.
    9.75%, 10/15/03 ...............................    1,000,000       1,030,000
   Vintage Petroleum
    9.00%, 12/15/05 ...............................    1,000,000       1,032,500
                                                                    ------------
                                                                      11,967,281
                                                                    ------------
ENTERTAINMENT (1.0%)
   AMF Group, Inc., Series B
    10.875%, 03/15/06 .............................    1,000,000       1,057,500
                                                                    ------------
FINANCIAL INSTITUTIONS (1.0%)
   Navistar Financial Corp.
    8.875%, 11/15/98 ..............................    1,000,000       1,013,750
                                                                    ------------
FOOD & FOOD SERVICES (3.8%)
   Canandaigua Wine, Inc.
    8.75%, 12/15/03 ...............................    1,000,000         970,000
   Carrols Corp.
    11.50%, 08/15/03 ..............................      750,000         798,750
   Keebler Corp.
    10.75%, 07/01/06 ..............................      375,000         408,750
   Rykoff Sexton, Inc.
    8.875%, 11/01/03 ..............................    1,000,000         950,000
   SC International Services, Inc.
    13.00%, 10/01/05 ..............................      825,000         934,312
                                                                    ------------
                                                                       4,061,812
                                                                    ------------
HEALTHCARE SERVICES & RELATED (5.1%)
   Abbey Healthcare Group, Inc.
    9.50%, 11/01/02 ...............................      500,000         524,375
   Integrated Health Services, Inc.
    9.625%, 05/31/02 ..............................    1,500,000       1,552,500
   Quorum Health Group, Inc.
    8.75%, 11/01/05 ...............................      750,000         773,437
   Regency Health Services, Inc.
    9.875%, 10/15/02 ..............................      850,000         862,750
   Tenet Healthcare Corp.
    8.625%, 12/01/03 ..............................      875,000         928,594
   Universal Health Services, Inc.
    8.75%, 08/15/05 ...............................      750,000         774,375
                                                                    ------------
                                                                       5,416,031
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1996

                                                         FACE
                                                        AMOUNT         VALUE+
                                                      ----------    ------------
HOMEBUILDING & BUILDING MATERIALS (4.5%)
   Congoleum Corp.
    9.00%, 02/01/01 ...............................   $1,500,000    $  1,505,625
   Kaufman & Broad Home Corp.
    10.375%, 09/01/99 .............................      500,000         515,000
   Schuller International Group, Inc.
    10.875%, 12/15/04 .............................      750,000         839,062
   Toll Corp.
    10.50%, 03/15/02 ..............................    1,075,000       1,118,000
   Webb (Del E.) Corp.
    10.875%, 03/31/00 .............................      768,000         781,440
                                                                    ------------
                                                                       4,759,127
                                                                    ------------
HOTELS (1.3%)
   Marriott Corp., Series D
    8.875%, 05/01/97 ..............................      100,000         100,250
   Orient Express Hotels, Inc.
    10.25%, 09/01/98 ..............................      272,000         273,360
   Red Roof Inns, Inc.
    9.625%, 12/15/03 ..............................    1,000,000       1,008,750
                                                                    ------------
                                                                       1,382,360
                                                                    ------------
METALS (3.6%)
   Armco, Inc.
    11.375%, 10/15/99 .............................    1,500,000       1,578,750
   GS Technologies Operating Co.
    12.25%, 10/01/05 ..............................    1,000,000       1,052,500
   Ivaco, Inc.
    11.50%, 09/15/05 ..............................      500,000         502,500
   Republic Engineered Steels, Inc.
    9.875%, 12/15/01 ..............................      750,000         705,938
                                                                    ------------
                                                                       3,839,688
                                                                    ------------
MULTIMEDIA (9.2%)
   Ackerly Communications, Inc., Series B
    10.75%, 10/01/03 ..............................    1,525,000       1,624,125
   Heritage Media Corp.
    11.00%, 06/15/02 ..............................    1,850,000       1,974,875
   Jacor Communications Co.
    9.75%, 12/15/06 ...............................    1,125,000       1,155,937
 ++Katz Media Corp.
    10.50%, 01/15/07 ..............................      375,000         384,844
   Lamar Advertising Co.
    9.625%, 12/01/06 ..............................    1,000,000       1,032,500
   Outdoor Systems, Inc.
    9.375%, 10/15/06 ..............................    1,000,000       1,035,000
 @ Telemundo Group, Inc.
    7.00%, 02/15/06 ...............................      750,000         725,625

  The accompanying notes are an integral part of the financial statements.

                        LIPPER HIGH INCOME BOND FUND
                    PORTFOLIO OF INVESTMENTS--(CONTINUED)
                              DECEMBER 31, 1996

                                                         FACE
                                                        AMOUNT         VALUE+
                                                      ----------    ------------
MULTIMEDIA (9.2%) (Continued)
   Universal Outdoor, Inc.
    9.75%, 10/15/06 ...............................   $1,000,000    $  1,035,000
   Valassis Inserts, Inc.
    9.375%, 03/15/99 ..............................      750,000         772,327
                                                                    ------------
                                                                       9,740,233
                                                                    ------------
PUBLISHING (3.2%)
   Golden Books Family Entertainment, Inc.
    7.65%, 09/15/02 ...............................      750,000         686,250
   Hollinger International, Inc.
    9.25%, 02/01/06 ...............................    1,000,000         993,750
   K-III Communications Corp.
    10.625%, 05/01/02 .............................      625,000         661,719
 ++Newsquest Capital plc
    11.00%, 05/01/06 ..............................    1,000,000       1,030,000
                                                                    ------------
                                                                       3,371,719
                                                                    ------------
RETAILERS (1.8%)
   K Mart Corp.
    12.50%, 03/01/05 ..............................    1,250,000       1,443,750
   Southland Corp.
    5.00%, 12/15/03 ...............................      550,000         456,500
                                                                    ------------
                                                                       1,900,250
                                                                    ------------
TECHNOLOGY (2.6%)
   Clark-Schwebel, Inc.
    10.50%, 04/15/06 ..............................      750,000         793,125
   Plantronics, Inc.
    10.00%, 01/15/01 ..............................    1,825,000       1,920,813
                                                                    ------------
                                                                       2,713,938
                                                                    ------------
TEXTILE/APPAREL MANUFACTURING (4.6%)
   Dominion Textile, Inc.
    8.875%, 11/01/03 ..............................    1,000,000       1,007,500
   Interface, Inc., Series B
    9.50%, 11/15/05 ...............................      250,000         256,250
 ++Pillowtex Corp.
    10.00%, 11/15/06 ..............................      750,000         784,688
 ++Willcox & Gibbs, Inc.
    12.25%, 12/15/03 ..............................    1,000,000         995,000
   Westpoint Stevens, Inc.
    9.375%, 12/15/05 ..............................    1,750,000       1,815,625
                                                                    ------------
                                                                       4,859,063
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1996

                                                         FACE
                                                        AMOUNT         VALUE+
                                                      ----------    ------------
TRANSPORTATION (4.6%)
   Ameritruck Distribution Corp., Series B
    12.25%, 11/15/05 ..............................   $1,000,000    $  1,010,000
 ++Continental Airlines, Inc.
    9.50%, 12/15/01 ...............................    1,000,000       1,025,000
   Sea Containers Ltd.
    9.50%, 07/01/03 ...............................      750,000         758,438
   Sea Containers Ltd., Series A
    12.50%, 12/01/04 ..............................    1,000,000       1,110,000
   Trism, Inc.
    10.75%, 12/15/00 ..............................    1,000,000         965,000
                                                                    ------------
                                                                       4,868,438
                                                                    ------------
TOTAL CORPORATE BONDS (COST $90,169,026) ..........                   92,722,133
                                                                    ------------
CONVERTIBLE BONDS (2.8%)
AUTO MANUFACTURING & RELATED (1.6%)
   Mascotech, Inc.
    4.50%, 12/15/03 ...............................      500,000         415,000
 ++Exide Corp.
    2.90%, 12/15/05 ...............................    2,000,000       1,198,180
                                                                    ------------
                                                                       1,613,180
                                                                    ------------
HEALTHCARE SERVICES & RELATED (1.2%)
 ++Healthsource, Inc.
    5.00%, 03/01/03 ...............................    1,000,000         798,260
   Novacare, Inc.
    5.50%, 01/15/00 ...............................      550,000         499,125
                                                                    ------------
                                                                       1,297,385
                                                                    ------------
TOTAL CONVERTIBLE BONDS (COST $2,919,921) .........                    2,910,565
                                                                    ------------
SHORT-TERM INVESTMENTS (7.7%)
U.S. TREASURY BILL (7.7%)
   * 4.60%, 01/16/97 ..............................    6,035,000       6,023,433
   * 4.50%, 01/09/97 ..............................    2,183,000       2,180,817
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,204,250) ....                    8,204,250
                                                                    ------------
TOTAL INVESTMENTS (98.0%) (COST $101,293,197) .....                  103,836,948
NET OTHER ASSETS AND LIABILITIES (2.0%) ...........                    2,151,132
                                                                    ------------
NET ASSETS (100%) .................................                 $105,988,080
                                                                    ============
----------
+  See Note A to Financial Statements.
*  Interest rate disclosed represents yield at time of purchase.
@ Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1996. Maturity date disclosed is the ultimate maturity.
++ 144A Security--certain conditions for public sale may exist.

    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996

                                                           SHARES       VALUE+
                                                           ------    -----------
COMMON STOCKS (60.2%)
BASIC MATERIALS (3.2%)
   Cyprus Amax Minerals Co. .........................       22,300   $   521,263
                                                                     -----------
CONSUMER CYCLICAL (4.2%)
   General Motors Corp., Class H ....................       12,000       675,000
                                                                     -----------
FINANCE (8.9%)
   Chase Manhattan Corp. ............................        8,600       767,550
 @ Mercantile Bancorporation ........................       13,000       667,875
                                                                     -----------
                                                                       1,435,425
                                                                     -----------
TECHNOLOGY (30.7%)
   Computer Associates International, Inc. ..........       15,000       746,250
   Electronic Data Systems Corp. ....................       18,000       778,500
   Hewlett-Packard Co. ..............................       12,400       623,100
   International Business Machines Corp. ............       10,000     1,510,000
   Motorola, Inc. ...................................       11,000       675,125
   Xerox Corp. ......................................       12,000       631,500
                                                                     -----------
                                                                       4,964,475
                                                                     -----------
TELECOMMUNICATIONS (13.2%)
   AT&T Corp. .......................................        8,000       334,000
*@ LCI International, Inc. ..........................       36,100       776,150
  *Teleport Communications Group Inc., Class A ......       33,700     1,023,638
                                                                     -----------
                                                                       2,133,788
                                                                     -----------
TOTAL COMMON STOCKS (COST $8,103,198) ...............                  9,729,951
                                                                     -----------
                                                           FACE
                                                          AMOUNT
                                                        ----------
SHORT-TERM INVESTMENTS (34.4%)
 **U.S. Treasury Bill 4.50%, 01/09/97 ...............   $  544,000       543,456
 **U.S. Treasury Bill 4.61%, 01/16/97 ...............    5,035,000     5,025,349
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $5,568,805) ......                  5,568,805
                                                                     -----------
TOTAL INVESTMENTS (94.6%) (COST $13,672,003) ........                 15,298,756
                                                                     -----------
NET OTHER ASSETS AND LIABILITIES (5.4%) .............                    864,885
                                                                     -----------
NET ASSETS (100%) ...................................                $16,163,641
                                                                     ===========
                                                          NO. OF
                                                         CONTRACTS
                                                         ---------
WRITTEN CALL OPTIONS
   LCI International, Inc., expiring 06/21/97,
     Strike Price $25 ...............................          218       $53,138
   Mercantile Bancorporation, expiring 06/21/97,
     Strike Price $50 ...............................          130        51,187
                                                                     -----------
TOTAL WRITTEN CALL OPTIONS (PREMIUM RECEIVED $94,792)                   $104,325
                                                                     -----------
----------
 + See Note A to Financial Statements.
 * Non-Income Producing Security.
** Interest rate disclosed represents yield at time of purchase.
@ All, or a portion of these shares, can not be sold pending expiration of written call options.

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996

                                                            SHARES      VALUE+
                                                            ------   -----------
COMMON AND PREFERRED STOCKS (98.1%)
BELGIUM (1.1%)
 * Credit Communal de Belique Holding--DEXIA .............    8,000  $   729,966
                                                                     -----------

DENMARK (1.4%)
   Danisco A/S ...........................................   14,120      858,118
                                                                     -----------
FINLAND (1.3%)
   Oy Nokia AB, Preferred ................................   14,320      830,560
                                                                     -----------
FRANCE (12.6%)
   Assurances Generales de France, S.A ...................   26,080      842,182
   Carrefour Supermarche S.A .............................    1,400      911,201
   Castorama Dubois Investissement, S.A ..................    3,080      530,256
   Cetelem, S.A ..........................................    7,560      874,494
   Legrand S.A ...........................................    3,800      647,619
   L'Oreal, S.A ..........................................    1,918      722,532
   LVMH , S.A ............................................    2,955      825,486
   Promodes, S.A .........................................    2,825      797,884
   Sanofi S.A ............................................    6,000      596,877
   Scor S.A ..............................................   16,000      562,946
   Total S.A., B shares ..................................    8,990      731,402
                                                                     -----------
                                                                       8,042,879
                                                                     -----------
GERMANY (14.1%)
   Allianz Holding, AG ...................................      600    1,080,097
   Altana AG .............................................    1,150      896,084
   Bayer AG ..............................................   30,750    1,247,985
   Bayerische Motoren Werke AG ...........................    1,620    1,118,076
   Mannesmann AG .........................................    2,665    1,146,881
   Muenchener Rueckversicherungs-Gesellschaft AG .........      320      776,734
   SAP AG ................................................    8,345    1,148,641
   Siemens AG ............................................   12,950      601,065
   VEBA AG ...............................................   17,070      981,768
                                                                     -----------
                                                                       8,997,331
                                                                     -----------
IRELAND (1.1%)
   Bank of Ireland .......................................   76,720      688,853
                                                                     -----------
ITALY (4.6%)
   Banco Ambrosiano Veneto S.p.A .........................  141,940      341,517
   Edison S.p.A ..........................................   59,590      377,102
   ENI S.p.A .............................................   68,190      349,940
   Italgas S.p.A .........................................   86,720      362,143
   Parmalat Finanziaria S.p.A ............................  163,612      250,217
   Rinascente S.p.A ......................................   38,670      224,322
   Societa Assicuratrice Industriale S.p.A ...............   29,060      268,187
   Stet Societa Finanziaria Telefonica S.p.A .............   88,730      403,584
   Telecom Italia Mobile S.p.A ...........................  141,080      356,652
                                                                     -----------
                                                                       2,933,664
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1996

                                                              SHARES    VALUE+
                                                              ------  ----------
NETHERLANDS (6.9%)
   Aegon N.V .............................................   10,160  $   647,497
   Elsevier N.V ..........................................   30,450      514,668
   Getronics N.V .........................................   17,100      464,222
   ING Groep N.V., Certificate shares ....................   14,812      533,287
   Koninklijke Ahold N.V .................................    9,020      563,881
   Nutricia Verenigde Bedrijven N.V ......................    4,015      610,059
   Koninklijke PTT Nederland N.V .........................   12,000      457,745
   Wolters Kluwer N.V ....................................    4,340      576,540
                                                                     -----------
                                                                       4,367,899
                                                                     -----------
SPAIN (4.0%)
   Banco Santander S.A ...................................    7,600      486,470
   Centros Comerciales Pryca, S.A ........................   13,500      285,962
   Corporacion Mapfre, Registered shares .................    6,500      396,033
   Empresa Nacional de Electricidad, Registered shares ...    6,200      441,271
   Gas Natural SDG .......................................    2,100      488,504
 * Sol Melia, S.A ........................................   13,000      465,627
                                                                     -----------
                                                                       2,563,867
                                                                     -----------
SWEDEN (4.7%)
   ABB AB, Class B .......................................    6,750      764,485
   Astra AB, Class B .....................................   18,070      872,172
   Ericsson LM, Class B ..................................   24,640      762,731
   Sandvik AB, Class B ...................................   22,720      616,635
                                                                     -----------
                                                                       3,016,023
                                                                     -----------
SWITZERLAND (10.8%)
   Adecco S.A., Bearer ...................................    2,300      577,363
   ABB AG, Bearer ........................................      668      830,945
   Nestle S.A., Registered ...............................      704      755,807
 * Novartis AG, Registered ...............................      650      744,453
 * Novartis AG, Bearer ...................................      666      762,280
   Roche Holding AG, Participation Certificates ..........      105      817,015
   Schweizerische Bankgesellschaft, Bearer ...............      848      743,148
   SGS Societe Generale de Surveillance Holding S.A.,
     Bearer ..............................................      340      835,712
   Zurich Versicherungsgesellschaft Oil, Registered ......    2,995      832,380
                                                                     -----------
                                                                       6,899,103
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1996

                                                             SHARES     VALUE+
                                                            -------  -----------

UNITED KINGDOM (35.5%)
   Abbey National plc ....................................   96,620  $ 1,266,220
   Boots plc .............................................   92,975      959,630
   British Airways plc ...................................   91,420      948,279
   British Petroleum plc .................................   82,160      985,937
   British Telecom plc ...................................  146,700      991,420
   Cadbury Schweppes plc .................................  107,639      908,148
   Carlton Communications plc ............................  123,700    1,090,274
   Compass Group plc .....................................   70,000      743,482
   Electrocomponents plc .................................  139,220    1,101,854
   Legal & General Group plc .............................  159,625    1,018,610
   Lloyds TSB Group plc ..................................  161,323    1,191,116
   Marks & Spencer plc ...................................  109,330      919,605
   Misys plc .............................................   55,000      989,687
   Reed International plc ................................   48,250      910,463
   Reuters Holdings plc ..................................   81,158    1,044,819
   Siebe plc .............................................   55,740    1,033,177
   Smith (David S.) Holdings plc .........................  135,660      729,730
   SmithKline Beecham plc ................................   71,981      996,345
   Smiths Industries plc .................................   55,000      755,645
   EMI Group plc .........................................   38,660      913,948
   Tesco plc .............................................  167,450    1,016,909
   Vodafone Group plc ....................................  249,560    1,053,834
   Zeneca Group plc ......................................   35,995    1,015,892
                                                                     -----------
                                                                      22,585,024
                                                                     -----------
TOTAL COMMON AND PREFERRED STOCKS (COST $48,681,453) .....            62,513,287
                                                                     -----------

                                                             FACE
                                                            AMOUNT
                                                            ------
FOREIGN CURRENCY (0.1%)
   Deutsche Mark (COST $68,777) .......................DEM 104,920        68,186
                                                                     -----------
TOTAL INVESTMENTS AND FOREIGN CURRENCY (98.2%)
 (COST $48,750,230) ...................................               62,581,473
NET OTHER ASSETS AND LIABILITIES (1.8%) ...............                1,164,161
                                                                     -----------
NET ASSETS (100%) .....................................              $63,745,634
                                                                     ===========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

     Under the terms of forward foreign currency exchange contracts open at December 31, 1996, the Fund is obligated to deliver or is to receive foreign currency in exchange for foreign currency as indicated below:

                                                                                                        NET
    CURRENCY TO                            SETTLEMENT                                               UNREALIZED
      DELIVER              VALUE             DATE            IN EXCHANGE FOR           VALUE       APPRECIATION
    -----------            -----           ----------        ---------------           -----       ------------
ITL 451,959,945          $297,930           01/02/97         DEM     459,346          $298,519         $589
                         ========                                                     ========         ====

----------
  + See Note A to Financial Statements.
  * Non-Income Producing Security.
DEM Deutsche Mark
ITL Italian Lira

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                      PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                DECEMBER 31, 1996

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION
                                   (UNAUDITED)

                                                         PERCENT OF
                                                            NET
INDUSTRY                                                   ASSETS       VALUE
--------                                                 ----------  -----------
Automobiles .......................................          1.8%    $ 1,118,076
Banking ...........................................          8.5       5,447,290
Beverage & Tobacco ................................          1.3         825,486
Broadcast & Publishing ............................          4.9       3,091,944
Business & Public Services ........................          8.4       5,339,702
Chemicals .........................................          2.0       1,247,985
Data Processing ...................................          0.7         464,222
Electrical/Electronics ............................          5.7       3,606,845
Electrical/Components/Instruments .................          3.0       1,932,414
Energy Sources ....................................          3.2       2,067,279
Financial Services ................................          1.4         874,494
Food & Household Products .........................          5.3       3,382,349
Forest Products & Paper ...........................          1.2         729,730
Health & Personal Care ............................         11.6       7,423,652
Insurance .........................................         10.9       6,957,953
Machinery & Engineering ...........................          3.0       1,902,526
Merchandising .....................................          9.7       6,209,649
Multi-Industry ....................................          1.6       1,033,177
Recreation & Other Consumer Goods .................          1.4         913,947
Services, Leisure, & Tourism ......................          0.7         465,626
Steel & Metals ....................................          1.0         616,635
Telecommunications ................................          5.1       3,263,236
Transportation ....................................          1.5         948,279
Utilities--Electrical-Gas .........................          4.2       2,650,791
Foreign Currency ..................................          0.1          68,186
                                                           -----     -----------
Total Investments and Foreign Currency ............         98.2      62,581,473
Net Other Assets and Liabilities ..................          1.8       1,164,161
                                                           -----     -----------
Net Assets ........................................        100.0%    $63,745,634
                                                           =====     ===========

    The accompanying notes are an integral part of the financial statements.

                             THE LIPPER FUNDS, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996

                                                                             LIPPER        LIPPER      PRIME LIPPER
                                                                           HIGH INCOME   U.S. EQUITY   EUROPE EQUITY
                                                                            BOND FUND       FUND           FUND
                                                                          ------------  ------------   ------------
ASSETS:
 Investments, at value (Note A) ........................................  $103,836,948  $ 15,298,756   $ 62,513,287
 Cash ..................................................................        14,291        43,288        979,086
 Foreign Currency, at value (Cost $68,777) .............................          --            --           68,186
 Interest Receivable ...................................................     1,973,080          --             --
 Dividends Receivable ..................................................          --           8,928        423,973
 Foreign Withholding Tax Reclaim Receivable ............................          --            --           33,283
 Receivable for Investments Sold .......................................       927,690        18,980        297,930
 Receivable for Fund Shares Sold .......................................       358,280     2,478,679        201,167
 Receivable from Investment Adviser (Note B) ...........................          --          38,577           --
 Deferred Organization Costs (Note A) ..................................        78,263        73,640         79,555
 Unrealized appreciation on forward foreign currency exchange contracts           --            --              589
 Prepaid Assets ........................................................         5,462           771          3,332
                                                                          ------------  ------------   ------------
    TOTAL ASSETS .......................................................   107,194,014    17,961,619     64,600,388
                                                                          ------------  ------------   ------------
LIABILITIES:
 Dividends payable--Premier Shares .....................................        76,727          --             --
 Dividends payable--Retail Shares ......................................         2,996          --             --
 Payable for Investments Purchased .....................................       982,500     1,678,923           --
 Payable for Fund Shares Redeemed ......................................          --            --          711,199
 Written Call Options, at value (premiums received $94,792) ............          --         104,325           --
 Custodian Fees Payable ................................................         3,679         1,591         47,647
 Investment Advisory Fees Payable (Note B) .............................         9,295          --           27,942
 Administrative Fees Payable (Note C) ..................................        22,016         6,874         11,027
 Directors' Fees Payable (Note D) ......................................         8,131           982          4,781
 Distribution Fees Payable--Retail Shares (Note E) .....................           750         1,029            829
 Shareholder Servicing Fees Payable--Group Retirement Plan Shares
  (Note E) .............................................................         2,743           499            193
 Other Liabilities .....................................................        97,097         3,755         51,136
                                                                          ------------  ------------   ------------
    TOTAL LIABILITIES ..................................................     1,205,934     1,797,978        854,754
                                                                          ------------  ------------   ------------
NET ASSETS .............................................................  $105,988,080  $ 16,163,641   $ 63,745,634
                                                                          ============  ============   ============
NET ASSETS CONSIST OF:
 Paid in Captial .......................................................  $103,441,118  $ 14,632,119   $ 49,400,475
 Undistributed (Distributions in Excess of) Net Investment Income (Loss)           416          (445)        (8,968)
 Accumulated Net Realized Gain (Loss) ..................................         2,795       (85,253)       517,800
 Unrealized Appreciation (Depreciation) on Investments,
  Written Options and Foreign Currency Translations ....................     2,543,751     1,617,220     13,836,327
                                                                          ------------  ------------   ------------
                                                                          $105,988,080  $ 16,163,641   $ 63,745,634
                                                                          ============  ============   ============
PREMIER SHARES:
 Net Assets ............................................................  $102,944,764  $ 15,098,493   $ 62,941,502
 Shares Issued and Outstanding ($.001 par value)
  (authorized 3,333,333,333) ...........................................    10,113,705     1,326,179      5,594,762
 Net Asset Value, Offering and Redemption Price Per Share ..............  $      10.18  $      11.38   $      11.25
                                                                          ============  ============   ============
RETAIL SHARES:
 Net Assets ............................................................  $    844,872  $    613,036   $    609,469
 Shares Issued and Outstanding ($.001 par value)
  (authorized 3,333,333,333) ...........................................        83,015        53,864         54,169
 Net Asset Value, Offering and Redemption Price Per Share ..............  $      10.18  $      11.38   $      11.25
                                                                          ============  ============   ============
GROUP RETIREMENT PLAN SHARES:
 Net Assets ............................................................  $  2,198,444  $    452,112   $    194,663
 Shares Issued and Outstanding ($.001 par value)
  (authorized 3,333,333,334) ...........................................       216,018        39,727         17,315
 Net Asset Value, Offering and Redemption Price Per Share ..............  $      10.18  $      11.38   $      11.24
                                                                          ============  ============   ============
 Investments at Cost (including Foreign Currency) ......................  $101,293,197  $ 13,672,003   $ 48,750,230
                                                                          ============  ============   ============

    The accompanying notes are an integral part of the financial statements.

                             THE LIPPER FUNDS, INC.
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1996

                                                                     LIPPER                    LIPPER                   PRIME LIPPER
                                                                   HIGH INCOME               U.S. EQUITY               EUROPE EQUITY
                                                                    BOND FUND*                  FUND**                     FUND***
                                                                   -----------               -----------               -------------
INVESTMENT INCOME
 Dividends ..........................................               $     --                 $    83,005                $   974,264
 Interest ...........................................                7,272,331                   241,645                     49,091
 Less: Foreign Taxes Withheld .......................                     --                        --                     (136,726)
                                                                    ----------               -----------                -----------
    Total Income ....................................                7,272,331                   324,650                    886,629
                                                                    ----------               -----------                -----------
EXPENSES
 Investment Advisory Fees--Note B
 Basic Fee                                                $543,224                 $99,280                   $458,129
 Less: Fee Waived                                         (198,834)    344,390     (99,280)         --        (74,333)      383,796
                                                          --------                 -------                   --------
 Administrative Fees--Note C ........................                  164,042                    76,284                     96,187
 Directors' Fees--Note D ............................                   21,276                    11,127                     12,825
 Distribution Fees--Retail Shares--Note E ...........                      824                     1,028                        829
 Servicing Fees--Group Retirement Plan Shares--Note E                    2,743                       499                        193
 Custodian Fees .....................................                   16,137                     9,509                     47,646
 Auditing Fees ......................................                   31,881                     3,850                     18,269
 Legal Fees .........................................                   30,021                     3,795                     17,585
 Registration and Filing Fees .......................                   65,830                    38,129                     53,449
 Amortization of Organization Costs (Note A) ........                   13,981                    18,605                     13,981
 Other Expenses .....................................                   38,259                     7,069                     24,264
 Reimbursement from Investment Adviser--Note B ......                     --                     (39,887)                      --
                                                                    ----------               -----------                -----------
    Total Expenses ..................................                  729,384                   130,008                    669,024
                                                                    ----------               -----------                -----------
    NET INVESTMENT INCOME ...........................                6,542,947                   194,642                    217,605
                                                                    ----------               -----------                -----------
NET REALIZED GAIN (LOSS) FROM:
 Investments Sold ...................................                  349,656                   333,709                  2,655,250
 Written Options ....................................                     --                      55,393                       --
 Foreign Currency Transactions ......................                     --                        --                     (119,211)
                                                                    ----------               -----------                -----------
 NET REALIZED GAIN ..................................                  349,656                   389,102                  2,536,039
                                                                    ----------               -----------                -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
 Investments ........................................                2,206,383                 1,626,753                  6,243,899
 Written Options ....................................                     --                      (9,533)                      --
 Foreign Currency Translations ......................                     --                        --                        4,493
                                                                    ----------               -----------                -----------
NET CHANGE IN UNREALIZED APPRECIATION ...............                2,206,383                 1,617,220                  6,248,392
                                                                    ----------               -----------                -----------
NET REALIZED GAIN AND NET CHANGE IN
 UNREALIZED APPRECIATION ............................                2,556,039                 2,006,322                  8,784,431
                                                                    ----------               -----------                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $9,098,986               $ 2,200,964                $ 9,002,036
                                                                    ==========               ===========                ===========

----------
  * The Lipper High Income Bond Fund commenced operations on April 1, 1996.
 ** The Lipper U.S. Equity Fund commenced operations on January 2, 1996.
*** The Prime Lipper Europe Equity Fund commenced operations on April 1, 1996.

    The accompanying notes are an integral part of the financial statements.

                             THE LIPPER FUNDS, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1996

                                                               LIPPER          LIPPER      PRIME LIPPER
                                                             HIGH INCOME     U.S. EQUITY   EUROPE EQUITY
                                                              BOND FUND*        FUND**        FUND***
                                                            -------------   ------------   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
 Net Investment Income ...................................  $   6,542,947   $    194,642   $    217,605
 Net Realized Gain .......................................        349,656        389,102      2,536,039
 Net Unrealized Appreciation .............................      2,206,383      1,617,220      6,248,392
                                                            -------------   ------------   ------------
  Net Increase in Net Assets Resulting from Operations ...      9,098,986      2,200,964      9,002,036
                                                            -------------   ------------   ------------
DISTRIBUTIONS:
PREMIER SHARES:
 From net investment income ..............................     (6,418,067)      (197,998)      (112,430)
 In excess of net investment income ......................           --             (445)        (8,968)
 From net realized gains .................................       (336,936)      (352,126)    (2,105,589)
 In excess of net realized gains .........................           --          (78,607)          --
RETAIL SHARES:
 From net investment income ..............................        (33,219)        (8,629)          (583)
 From net realized gains .................................         (2,731)       (21,286)       (24,560)
 In excess of net realized gains .........................           --           (3,826)          --
GROUP RETIREMENT PLAN SHARES:
 From net investment income ..............................       (105,226)        (6,620)          (180)
 From net realized gains .................................         (7,194)       (15,690)        (6,483)
 In excess of net realized gains .........................           --           (2,820)          --
                                                            -------------   ------------   ------------
   Total Distributions ...................................     (6,903,373)      (688,047)    (2,258,793)
                                                            -------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS (NOTES G AND H):
PREMIER SHARES:
 Issued--Regular .........................................     51,337,878     13,421,010     11,734,044
  --Distributions Reinvested .............................      6,181,966        635,822      2,231,361
  --Contribution from Partnerships .......................     74,518,244           --       47,208,423
 Redeemed ................................................    (31,229,026)      (477,485)    (4,901,018)
                                                            -------------   ------------   ------------
  Net Increase in Premier Shares Transactions ............    100,809,062     13,579,347     56,272,810
                                                            -------------   ------------   ------------
RETAIL SHARES:
 Issued--Regular .........................................        859,030        538,500        533,316
  --Distributions Reinvested .............................         19,312         29,915         20,769
 Redeemed ................................................        (47,408)          --             --
                                                            -------------   ------------   ------------
  Net Increase in Retail Shares Transactions .............        830,934        568,415        554,085
                                                            -------------   ------------   ------------
GROUP RETIREMENT PLAN SHARES:
 Issued--Regular .........................................      2,040,052        380,652        168,832
  --Distributions Reinvested .............................        112,419         22,310          6,664
                                                            -------------   ------------   ------------
Net Increase in Group Retirement Plan
 Shares Transactions .....................................      2,152,471        402,962        175,496
                                                            -------------   ------------   ------------
Net Increase in Net Assets from Capital Share Transactions    103,792,467     14,550,724     57,002,391
                                                            -------------   ------------   ------------
  TOTAL INCREASE .........................................    105,988,080     16,063,641     63,745,634
NET ASSETS:
 Beginning of Period .....................................           --          100,000           --
                                                            -------------   ------------   ------------
 End of Period (A) .......................................  $ 105,988,080   $ 16,163,641   $ 63,745,634
                                                            =============   ============   ============
(A) Includes undistributed (distributions in excess of)
 net investment income (loss) ............................  $         416   $       (445)  $     (8,968)
                                                            =============   ============   ============

----------
  * The Lipper High Income Bond Fund commenced operations on April 1, 1996.
 ** The Lipper U.S. Equity Fund commenced operations on January 2, 1996.
*** The Prime Lipper Europe Equity Fund commenced operations on April 1, 1996.

    The accompanying notes are an integral part of the financial statements.

                          LIPPER HIGH INCOME BOND FUND
                              FINANCIAL HIGHLIGHTS
                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        GROUP
                                                           PREMIER        RETAIL      RETIREMENT
                                                           SHARES         SHARES      PLAN SHARES
                                                        --------------  ------------- -------------
                                                          APRIL 1,        APRIL 11,     APRIL 12,
                                                          1996** TO      1996*** TO     1996*** TO
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            1996            1996         1996
                                                        --------------  ------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD .............        $  10.00        $ 9.91        $ 9.93
                                                          --------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (1) .......................            0.68          0.62          0.62
 Net Realized and Unrealized Gain
  on Investments .................................            0.21          0.34          0.32
                                                          --------        ------        ------
    Total From Investment Operations .............            0.89          0.96          0.94
                                                          --------        ------        ------
DISTRIBUTIONS:
 Net Investment Income ...........................           (0.68)        (0.66)        (0.66)
 Net Realized Gain ...............................           (0.03)        (0.03)        (0.03)
                                                          --------        ------        ------
    Total Distributions ..........................           (0.71)        (0.69)        (0.69)
                                                          --------        ------        ------
NET ASSET VALUE, END OF PERIOD ...................        $  10.18        $10.18        $10.18
                                                          ========        ======        ======
TOTAL RETURN(2) ..................................            9.23%        10.04%         9.78%
                                                          ========        ======        ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ................        $102,945        $  845        $2,198
Ratios After Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets ..................            1.00%*        1.25%*        1.25%*
 Net Investment Income to Average Net Assets .....            9.01%*        8.95%*        8.91%*
Ratios Before Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets ..................            1.27%*        1.59%*        1.55%*
 Net Investment Income to Average Net Assets .....            8.74%*        8.61%*        8.61%*
Portfolio Turnover Rate ..........................              74%           74%           74%

----------
  * Annualized
 ** Commencement of Fund operations
*** Initial offering of shares by the Fund
(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses were:
                                                                 PERIOD ENDED
                                                              DECEMBER 31, 1996
                                                              -----------------
        Premier Shares .......................................      $0.02
        Retail Shares ........................................       0.02
        Group Retirement Plan Shares .........................       0.02

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996. Returns are not annualized.

    The accompanying notes are an integral part of the financial statements.

                             LIPPER U.S. EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          GROUP
                                                        PREMIER          RETAIL         RETIREMENT
                                                         SHARES          SHARES         PLAN SHARES
                                                      --------------    ------------    ------------
                                                        JANUARY 2,      JANUARY 4,       JANUARY 4,
                                                        1996** TO       1996*** TO       1996*** TO
                                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                           1996            1996            1996
                                                      --------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD .............      $ 10.00           $ 10.00         $ 10.00
                                                        -------           -------         -------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (1) .......................         0.18              0.11            0.07
 Net Realized and UnreaIized Gain
  on Investments .................................         1.81              1.86            1.91
                                                        -------           -------         -------
    Total From Investment Operations .............         1.99              1.97            1.98
                                                        -------           -------         -------
DISTRIBUTIONS:
 Net Investment Income ...........................        (0.19)            (0.17)          (0.18)
 Net Realized Gain ...............................        (0.34)            (0.34)          (0.34)
 In Excess of Net Realized Gain ..................        (0.08)            (0.08)          (0.08)
                                                        -------           -------         -------
    Total Distributions ..........................        (0.61)            (0.59)          (0.60)
                                                        -------           -------         -------
NET ASSET VALUE, END OF PERIOD ...................      $ 11.38           $ 11.38         $ 11.38
                                                        =======           =======         =======
TOTAL RETURN(2) ..................................        19.81%            19.62%          19.69%
                                                        =======           =======         =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ................      $15,098           $   613         $   452
Ratios After Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets ..................         1.10%*            1.35%*          1.35%*
 Net Investment Income to Average Net Assets .....         1.68%*            1.31%*          1.29%*
Ratios Before Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets ..................         2.28%*            2.75%*          2.39%*
 Net Investment Income to Average Net Assets .....         0.50%*           (0.09)%*         0.25%*
Portfolio Turnover Rate ..........................          117%              117%            117%
Broker Commission Rate ...........................      $0.0445           $0.0445         $0.0445

----------
  * Annualized
 ** Commencement of Fund Operations
*** Initial offering of shares by the Fund
(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses were:
                                                                  PERIOD ENDED
                                                               DECEMBER 31, 1996
                                                               -----------------
          Premier Shares .......................................     $0.13
          Retail Shares ........................................     $0.12
          Group Retirement Plan Shares .........................     $0.06

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996. Returns are not annualized.

    The accompanying notes are an integral part of the financial statements.

                         PRIME LIPPER EUROPE EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                        SELECTED PER SHARE DATA & RATIOS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          GROUP
                                                        PREMIER           RETAIL        RETIREMENT
                                                        SHARES            SHARES        PLAN SHARES
                                                      ------------     ------------    ------------
                                                        APRIL 1,        APRIL 11,        APRIL 12,
                                                       1996** TO       1996*** TO       1996*** TO
                                                      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                         1996              1996            1996
                                                      ------------     ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD .............     $ 10.00           $  9.93          $  9.92
                                                       -------           -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income (1) .......................        0.04             (0.01)           (0.02)
 Net Realized and Unrealized Gain
  on Investments .................................        1.62              1.73             1.74
                                                       -------           -------          -------
    Total From Investment Operations .............        1.66              1.72             1.72
                                                       -------           -------          -------
Distributions:
 Net Investment Income ...........................       (0.02)            (0.01)           (0.01)
 Net Realized Gain ...............................       (0.39)            (0.39)           (0.39)
                                                       -------           -------          -------
    Total Distributions ..........................       (0.41)            (0.40)           (0.40)
                                                       -------           -------          -------
NET ASSET VALUE, END OF PERIOD ...................     $ 11.25           $ 11.25          $ 11.24
                                                       =======           =======          =======
TOTAL RETURN(2) ..................................       16.68%            17.37%           17.40%
                                                       =======           =======          =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ................     $62,942           $   609          $   195
Ratios After Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets ..................        1.60%*            1.85%*           1.85%*
 Net Investment Income to Average Net Assets .....        0.53%*           (0.13)%*         (0.43)%*
Ratios Before Expense Waiver and/or Reimbursement:
 Expenses to Average Net Assets ..................        1.78%*            2.07%*           2.04%*
 Net Investment Income to Average Net Assets .....        0.35%*           (0.35)%*         (0.62)%*
Portfolio Turnover Rate ..........................          34%               34%              34%
Broker Commission Rate ...........................     $0.0746           $0.0746          $0.0746

----------
  * Annualized
 ** Commencement of Fund operations
*** Initial offering of shares by the Fund
(1) The effect to net investment income per share of voluntarily waived fees and reimbursed expenses was:
                                                                  PERIOD ENDED
                                                               DECEMBER 31, 1996
                                                               -----------------
         Premier Shares .......................................      $0.01
         Retail Shares ........................................      $0.02
         Group Retirement Plan Shares .........................      $0.01

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996. Returns are not annualized.

    The accompanying notes are an integral part of the financial statements.

                             THE LIPPER FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 1996, the Company was comprised of three diversified portfolios (each referred to as a "Fund" and collectively as the "Funds"): Lipper High Income Bond Fund, Lipper U.S. Equity Fund, and Prime Lipper Europe Equity Fund. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper U.S. Equity Fund commenced investment operations on January 2, 1996. The Lipper High Income Bond Fund and Prime Lipper Europe Equity Fund were both funded as registered investment companies on April 1, 1996 with a contribution of securities to each Fund from a corresponding limited partnership (see Note G).

     The Lipper High Income Bond Fund seeks high current income by investing primarily in high yield securities with maturities of less than 10 years. The Lipper U.S. Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. issuers with market capitalization in excess of $500 million. The Prime Lipper Europe Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of common stocks of issuers located in Europe that have strong levels of growth based on such factors as liquidity, financial strength, earnings growth, industry position and management.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Funds in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, which approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is each Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Prime Lipper Europe Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or reported and are accrued when the related income is earned.

     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 1996 to December 31, 1996 the U.S. Equity Fund and the Prime Lipper Europe Equity Fund incurred and elected to defer until January 1, 1997 for U.S. Federal income tax purposes net capital and net currency losses of approximately $85,252 and $6,147, respectively.

     At December 31, 1996, cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                                                     NET
                                                                                                  APPRECIATION
            FUND                                      COST        APPRECIATION   (DEPRECIATION)  (DEPRECIATION)
            ----                                      ----        ------------   --------------  --------------
Lipper High Income Bond Fund ................    $101,314,372     $  2,685,887      $(163,311)    $   2,522,576
Lipper U.S. Equity Fund .....................      13,672,003        1,700,677        (73,924)        1,626,753
Prime Lipper Europe Equity Fund .............      48,688,923       14,298,780       (474,416)       13,824,364

                             THE LIPPER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major U.S. or foreign bank. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Asset and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     4. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Prime Lipper Europe Equity Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses, when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     5. DISTRIBUTIONS TO SHAREHOLDERS: The Lipper High Income Bond Fund intends to distribute substantially all of its net investment income monthly. The Lipper U.S. Equity and Prime Lipper Europe Equity Funds intend to distribute substantially all of their net investment income annually. Net realized capital gains, if any, will be distributed at least annually by each Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs, foreign currency transactions, post-October losses and losses deferred due to wash sale transactions.

     Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid in capital.

     6. PURCHASED AND WRITTEN OPTIONS: Each Fund may purchase or write put and call options on securities, securities indices, currencies and other financial instruments. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, or other

                             THE LIPPER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option on a security or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. Each Fund may purchase a put or call option to close out a written put or call option or write a put or call option. This closing out would be in lieu of taking or making delivery of the underlying securities.

     Options contracts are valued daily and unrealized appreciation or depreciation is recorded based upon the last sales price on the principal exchange on which the option is traded. A Fund will realize a gain or loss upon the expiration or closing of the option transaction. Premiums received or paid from the writing or purchasing of options are offset against the proceeds of securities sold or added to the cost of securities purchased upon the exercise of the option. Upon expiration of a purchased or written option, the premium is recorded as a realized loss or gain, respectively. Possible losses on purchased options can not exceed the total premium paid.

     Use of written put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. Losses which may result from the use of options will reduce a Fund's net asset value, and possibly income, and such losses may be greater than if options had not been used.

     During the period ended December 31,1996, the Lipper U.S. Equity Fund participated in writing call options. The Fund had option activity as follows:

                                                         NO. OF
                                                        CONTRACTS      PREMIUM
                                                        ---------      --------
      Options outstanding at January 2, 1996*               --         $   --
      Options written during the period                   1,066         205,467
      Options closed during the period                     (718)       (110,675)
                                                        ---------      --------
      Options outstanding as of December 31, 1996           348        $ 94,792
                                                        ---------      --------
----------
* Commencement of Fund investment operations.

     7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses directly attributable to a Fund are charged to that Fund and expenses directly attributable to a particular class of shares in a Fund are charged to such class based upon their relative net assets.

     8. ORGANIZATION COSTS: Costs incurred by the Funds in connection with their organization have been deferred and are being amortized on a straight-line basis over a five year period.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "U.S. Adviser") serves as the investment adviser to the Lipper High Income Bond Fund and Lipper U.S. Equity Fund. Prime Lipper Asset Management (the "European Adviser" and together with the U.S. Adviser, the "Advisers") serves as the investment adviser to the Prime Lipper Europe Equity Fund. Under the terms of separate Investment Advisory Agreements (the "Agreements"), the Advisers provide investment advisory services for a fee calculated at an annual rate of 0.75%, 0.85% and 1.10% of the average daily net assets of the Lipper High Income Bond, Lipper U.S. Equity and Prime Lipper Europe Equity Funds, respectively. From time to time, the Advisers may voluntarily waive, for a period of time, all or a portion of the fee to which they are entitled under their Agreements with the Funds. Until further notice, the Advisers have agreed to

                             THE LIPPER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to average net assets of not more than the following:

                                                                    GROUP
                                PREMIER SHARES  RETAIL SHARES  RETIREMENT SHARES
                                --------------  -------------  -----------------
Lipper High Income Bond Fund ..     1.00%           1.25%           1.25%
Lipper U.S. Equity Fund .......     1.10%           1.35%           1.35%
Lipper Europe Equity Fund .....     1.60%           1.85%           1.85%

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Company is subject to a minimum annual fee per Fund of $70,000 per year. Under a separate agreement Chase also acts as the Company's custodian for each Fund's assets.

D. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Advisers or any of their affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

E. DISTRIBUTION SERVICES: Lipper & Company, L.P. serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of each Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into servicing agreements with respect to each Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent is entitled to receive from the net assets of each Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

F. PURCHASES AND SALES: For the period ended December 31, 1996, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

         FUND                                        PURCHASES          SALES
       --------                                     -----------      -----------
Lipper High Income Bond Fund .....................  $86,219,513      $65,856,280
Lipper U.S. Equity Fund ..........................   15,659,159        7,891,920
Prime Lipper Europe Equity Fund ..................   25,982,594       17,911,953

     There were no long-term purchases or sales of U.S. Government securities.

G. LIMITED PARTNERSHIP TRANSFERS: Each of the Lipper High Income Bond Fund and the Prime Lipper Europe Equity Fund has been formed as a successor investment vehicle for a corresponding limited partnership (each individually a "Partnership" and collectively the "Partnerships") for which Lipper & Company, L.P., an affiliate of the U.S. Adviser, or the European Adviser acted as general partner and investment adviser since inception. On April 1, 1996, each such Fund exchanged Premier Shares for portfolio securities of its corresponding Partnership (individually a "Transfer" and collectively the "Transfers"). Premier Shares issued by each such Fund in the Transfers were issued at the net asset value of Premier Shares prior to the Transfers. Premier Shares received in the Transfers have been distributed to each Partnership's limited partners who elected to participate in the Transfers. Assets valued at $74,518,244 and $47,208,423 at the date of Transfers, including securities with unrealized appreciation of $337,368 and $7,587,935 were contributed to the Lipper High Income Bond Fund and the Prime Lipper Europe Equity Fund, respectively. To the extent that a Fund acquired securities in a Transfer that had appreciated in value from the date originally acquired by its corresponding Partnership, the Transfer may have adverse tax consequences to investors who acquire shares of the Fund in the continuous offering after the Transfer.

                             THE LIPPER FUNDS, INC.
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

H. CAPITAL SHARE TRANSACTIONS: For the period ended December 31, 1996 for each Fund, by class of shares, were as follows:

                                        LIPPER      LIPPER     PRIME LIPPER
                                     HIGH INCOME  U.S. EQUITY  EUROPE EQUITY
                                      BOND FUND      FUND         FUND
                                     -----------  -----------  -------------
PREMIER SHARES (1):
Issued--Regular ..................    5,168,834    1,304,210    1,142,688
  --Distributions Reinvested .....      616,706       55,580      201,933
  --Contribution from Partnerships    7,451,824         --      4,720,842
Redeemed .........................   (3,123,659)     (43,611)    (470,701)
                                     ----------    ---------    ---------
Net Increase (Decrease) ..........   10,113,705    1,316,179    5,594,762
                                     ----------    ---------    ---------
RETAIL SHARES (2):
Issued--Regular ..................       85,832       51,245       52,290
  --Distributions Reinvested .....        1,913        2,619        1,879
Redeemed .........................       (4,730)        --           --
                                     ----------    ---------    ---------
Net Increase (Decrease) ..........       83,015       53,864       54,169
                                     ----------    ---------    ---------
GROUP RETIREMENT PLAN SHARES (3):
Issued--Regular ..................      204,841       37,774       16,711
  --Distributions Reinvested .....       11,177        1,953          604
                                     ----------    ---------    ---------
Net Increase (Decrease) ..........      216,018       39,727       17,315
                                     ----------    ---------    ---------
----------
1. Initial offering of Premier Shares commenced on April 1, 1996, January 2, 1996 and April 1, 1996 for the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Prime Lipper Europe Equity Fund, respectively.

2. Initial offering of Retail Shares commenced on April 11, 1996, January 4, 1996 and April 11, 1996 for the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Prime Lipper Europe Equity Fund, respectively.

3. Initial offering of Group Retirement Plan Shares commenced on April 12, 1996, January 4, 1996 and April 12, 1996 for the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund and the Prime Lipper Europe Equity Fund, respectively.

I. OTHER: At December 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for each Fund was as follows:

                                                           NO. OF          %
                                                        SHAREHOLDERS   OWNERSHIP
                                                        ------------   ---------
Lipper High Income Fund
 Premier Shares ......................................        2          37.1%
 Retail Shares .......................................        3          34.7%
 Group Retirement Shares .............................        2          96.5%
Lipper U.S. Equity Fund
 Premier Shares ......................................        3           81.7%
 Retail Shares .......................................        3           64.6%
 Group Retirement Shares .............................        2           93.5%
Prime Lipper Europe Equity Fund
 Premier Shares ......................................        1           11.7%
 Retail Shares .......................................        3           84.1%
 Group Retirment Plan Shares .........................        1           97.0%

    The Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than do higher rated securities.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Lipper Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper High Income Bond Fund, Lipper U.S. Equity Fund and Prime Lipper Europe Equity Fund (constituting The Lipper Funds, Inc., hereafter referred to as the "Fund") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondance with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
February 14, 1997

================================================================================

                         FEDERAL INCOME TAX INFORMATION
                                   (UNAUDITED)

    Lipper High Income Bond Fund and Prime Lipper Europe Equity Fund hereby designate $204,071 and $2,137,452, respectively as a long-term capital gain dividend for the purpose of the dividend paid deduction on each Funds' Federal income tax return.

    For the Lipper U.S. Equity Fund in 1996, 12.07% of the distribution taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corporations.

    Foreign taxes accrued during the year ended December 31, 1996, amounting to $136,726 for the Prime Lipper Europe Equity Fund, are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV. In addition, for the year ended December 31, 1996, gross income derived from sources within foreign countries amounted to $1,023,356 for the Prime Lipper Europe Equity Fund.

  INVESTMENT ADVISERS                Lipper & Company, L.L.C. and
---------------------------------    Prime Lipper Asset Management
                                     101 Park Avenue, 6th floor
                                     New York, NY 10178
                                     (212) 883-6333


  ADMINISTRATOR AND                  Chase Global Funds Services Company
---------------------------------    73 Tremont Street
  TRANSFER AGENT                     Boston, MA 02108
                                     1-800-LIPPER9


  CUSTODIAN                          The Chase Manhattan Bank
---------------------------------    3 MetroTech Center
                                     Brooklyn, NY 11245


  LEGAL COUNSEL                      Simpson Thacher & Bartlett
---------------------------------    425 Lexington Avenue
                                     New York, NY 10017


  INDEPENDENT ACCOUNTANT             Price Waterhouse LLP
---------------------------------    1177 Avenue of the Americas
                                     New York, NY 10036